UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/30

Date of reporting period:	1/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JANUARY 31, 2009

Semiannual Report to Shareholders

DWS Equity Income Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

24 Financial Statements

28 Financial Highlights

33 Notes to Financial Statements

40 Shareholder Meeting Results

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Summary of Administrative Fee Evaluation by Independent Fee Consultant

52 Account Management Resources

53 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2009

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 are 1.33%, 2.12%, 2.07% and 1.03% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/09
DWS Equity Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	-33.87%	-41.62%	-12.67%	-4.72%	-2.16%
Class B	-34.20%	-42.12%	-13.37%	-5.50%	-2.94%
Class C	-34.12%	-42.06%	-13.33%	-5.47%	-2.92%
Institutional Class	-33.81%	-41.50%	-12.51%	-4.63%	-2.07%
Russell 1000® Value Index+	-35.10%	-41.78%	-13.09%	-3.52%	-.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/09	$ 6.47	$ 6.47	$ 6.47	$ 6.50
7/31/08	$ 10.04	$ 10.05	$ 10.04	$ 10.09
Distribution Information: Six Months as of 1/31/09: Income Dividends	$ .09	$ .05	$ .05	$ .10
Capital Gain Distributions	$ .11	$ .11	$ .11	$ .11
Class A Lipper Rankings — Equity Income Funds Category as of 1/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	236	of	292	81
3-Year	176	of	231	76
5-Year	140	of	181	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 1/31/09
Class A	1-Year	5-Year	Life of Fund*
Return before Taxes	-44.98%	-5.84%	-3.22%
Return after Taxes on Distributions	-45.26%	-7.02%	-4.35%
Return after Taxes on Distributions and Sale of Fund Shares	-28.68%**	-4.74%	-2.58%
Russell 1000 Value Index+	-41.78%	-3.52%	-.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/09
DWS Equity Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$5,502	$6,278	$7,402	$8,372
	Average annual total return	-44.98%	-14.37%	-5.84%	-3.22%
Class B	Growth of $10,000	$5,619	$6,391	$7,479	$8,443
	Average annual total return	-43.81%	-13.86%	-5.64%	-3.07%
Class C	Growth of $10,000	$5,794	$6,510	$7,550	$8,515
	Average annual total return	-42.06%	-13.33%	-5.47%	-2.92%
Russell 1000 Value Index+	Growth of $10,000	$5,822	$6,565	$8,359	$9,618
	Average annual total return	-41.78%	-13.09%	-3.52%	-.72%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Equity Income Fund — Institutional Class [] Russell 1000 Value Index+

Yearly periods ended January 31
Comparative Results as of 1/31/09
DWS Equity Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$585,000	$669,600	$788,900	$892,900
	Average annual total return	-41.50%	-12.51%	-4.63%	-2.07%
Russell 1000 Value Index+	Growth of $1,000,000	$582,200	$656,500	$835,900	$961,800
	Average annual total return	-41.78%	-13.09%	-3.52%	-.72%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 1.19% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/09
DWS Equity Income Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-33.79%	-41.51%	-12.51%	-7.32%
Russell 1000 Value Index+	-35.10%	-41.78%	-13.09%	-6.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/09	$ 6.49
7/31/08	$ 10.07
Distribution Information: Six Months as of 1/31/09: Income Dividends	$ .10
Capital Gain Distributions	$ .11
Class S Lipper Rankings — Equity Income Funds Category as of 1/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	235	of	292	81
3-Year	168	of	231	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Average Annual Total Returns as of 1/31/09
Class S	1-Year	Life of Class*
Return before Taxes	-41.51%	-7.32%
Return after Taxes on Distributions	-41.84%	-8.64%
Return after Taxes on Distributions and Sale of Fund Shares	-26.35%**	-5.93%
Russell 1000 Value Index+	-41.78%	-6.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began November 30, 2004.
** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000 Value Index+

Comparative Results as of 1/31/09
DWS Equity Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$5,849	$6,696	$7,286
	Average annual total return	-41.51%	-12.51%	-7.32%
Russell 1000 Value Index+	Growth of $10,000	$5,822	$6,565	$7,546
	Average annual total return	-41.78%	-13.09%	-6.53%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2008 to January 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/09	$ 661.30	$ 658.00	$ 658.80	$ 662.10	$ 661.90
Expenses Paid per $1,000*	$ 5.15	$ 8.27	$ 8.28	$ 4.11	$ 4.15
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/09	$ 1,019.00	$ 1,015.22	$ 1,015.22	$ 1,020.27	$ 1,020.21
Expenses Paid per $1,000*	$ 6.26	$ 10.06	$ 10.06	$ 4.99	$ 5.04
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	1.23%	1.98%	1.98%	.98%	.99%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Equity Income Fund's performance and strategy and the market environment during the six-month period ended January 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last six months?

A: In the most recent annual report for this fund, published six months ago, we described the preceding year as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in the economy and financial markets, not only in the US but throughout the world.

At mid-year 2008, it appeared that international markets, especially the emerging economies whose growth had supported commodity prices, might avoid the weakness affecting the US. But, as the year progressed, it became clear that the economic recession that began in the US had spread to the rest of the world, and nearly every world market declined sharply. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, contributing further to a slowing economy. After the September 2008 failure of a major investment bank, credit markets became so intolerant of risk that for a time they were essentially frozen. As fearful investors sought the protection of US Treasury securities, there was a pronounced decline in the equity market and in essentially all asset classes that carry risk. Severe weakness in the economy and financial markets in the fourth quarter continued into 2009, although there has been some improvement in credit markets.

Essentially all equity indices posted negative returns for the six months ended January 31, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -34.92% for the six months ended January 31, 2009.1 The large-cap Russell 1000® Index posted a return of -34.71% for the six-month period, with little difference between returns of growth and value stocks.2 The return of the Russell 1000® Growth Index was -34.31%, compared with -35.10% for the Russell 1000® Value Index, the fund's benchmark.3

The worst-performing sectors in the Russell 1000 Value Index over the six-month period were materials and financials, each down more than 50%. The strongest sectors, though still down by double digits, were health care, consumer staples and utilities.

Q: How did the fund perform during this period?

A: Although it is disappointing to report negative returns, the fund outperformed its benchmark. DWS Equity Income Fund (Class A shares) produced a total return of -33.87% for the six months ended January 31, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for complete performance information.) In comparison, the Russell 1000 Value Index, had a return of -35.10%, and the average return of its Lipper peer group, the Equity Income Funds was -31.58%.4

Q: What investment decisions helped performance during the reporting period?

A: Stock selection overall contributed to performance. The fund's performance relative to its benchmark, the Russell 1000 Value Index, was strongest in the consumer discretionary sector. Many of the stocks in this sector are retailers, which have generally performed poorly in a challenging environment for consumers. The fund benefited from positions in several retailers that offer competitive pricing on consumer goods that are more basic than discretionary. A position in Family Dollar Stores, Inc. was particularly advantageous; this retailer has shown strong momentum in same-store sales, as consumers seek value pricing on basic items. Also positive was a position in AutoZone, Inc., which is experiencing strong demand from consumers who are keeping their cars longer and doing repair work themselves. A third retail holding that performed relatively well was Kohl's Corp., which offers competitive pricing on an increasing range of branded goods; its same store sales trends were better than those of traditional department stores.

An overweight position and stock selection in the telecommunications sector also contributed to relative performance.5 In this sector, positions in AT&T, Inc. and Verizon Communications, Inc. performed relatively well, as fears of aggressive price competition in the industry proved to be overblown. We regard these as good, stable stocks with attractive dividend yields.

Other positions that contributed to relative performance were Wisconsin Energy Corp., a well-run regulated utility with a good yield, and Abbott Laboratories, which has demonstrated the ability to generate stable earnings growth from a diversified line of health care products.

Q: Which holdings or decisions detracted from performance?

A: In the energy sector, in which the fund was underweight relative to the benchmark during this period, performance was hurt by holding underweight positions in large energy companies that performed relatively well. ExxonMobil Corp., which was down modestly, is one of the fund's largest holdings, but the fund's percentage representation in this stock is less than that of the Russell 1000 Value Index because we generally do not invest more than 5% of the fund's assets in any one stock. Chevron Corp. is another stock that performed relatively well; although the fund has a substantial position in Chevron, it is less than the stock's percentage in the index.

Some positions in the economically sensitive materials and industrials sectors detracted from relative performance; these include aluminum producer Alcoa, Inc. and Textron, Inc., which has been sold. Although the fund benefited from not holding some of the worst-performing stocks in the financial sector, a detractor was Citigroup, Inc., which has been sold.

Q: What changes are planned for the fund?

A: The Board and shareholders of the DWS Equity Income Fund have approved the merger of the fund into DWS Large Cap Value Fund, which we believe is in the best interest of the shareholders in the Equity Income Fund.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	1/31/09	7/31/08

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/09	7/31/08

Financials	21%	30%
Energy	15%	13%
Health Care	13%	11%
Consumer Staples	11%	11%
Telecommunication Services	9%	9%
Utilities	7%	7%
Consumer Discretionary	7%	3%
Information Technology	7%	6%
Industrials	6%	7%
Materials	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2009 (32.0% of Net Assets)
1. AT&T, Inc. Provider of communications services	4.6%
2. ExxonMobil Corp. Explorer and producer of oil and gas	4.5%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.4%
4. Wisconsin Energy Corp. Provides electric, gas and steam	3.3%
5. Verizon Communications, Inc. Provider of advanced communication and information technology services	3.2%
6. JPMorgan Chase & Co. Provider of global financial services	2.9%
7. ConocoPhillips Producer of petroleum and other natural gases	2.8%
8. FPL Group, Inc. Provider of electric energy	2.5%
9. CVS Caremark Corp. Operator of a drug store chain	2.4%
10. Wyeth Manufacturer of pharmaceutical and health care products	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 97.7%
Consumer Discretionary 6.7%
Multiline Retail 2.6%
Family Dollar Stores, Inc.	16,800	466,536
Kohl's Corp.*	20,200	741,542
		1,208,078
Specialty Retail 4.1%
AutoZone, Inc.*	4,700	624,583
Best Buy Co., Inc.	15,100	423,102
Limited Brands, Inc.	17,100	135,432
Lowe's Companies, Inc.	39,700	725,319
		1,908,436
Consumer Staples 10.5%
Beverages 1.1%
Molson Coors Brewing Co. "B"	12,300	495,321
Food & Staples Retailing 2.4%
CVS Caremark Corp.	40,900	1,099,392
Food Products 2.7%
Campbell Soup Co.	21,700	659,029
General Mills, Inc.	3,800	224,770
Unilever NV (NY Shares)	17,000	373,490
		1,257,289
Household Products 0.9%
Kimberly-Clark Corp.	8,100	416,907
Tobacco 3.4%
Altria Group, Inc.	41,519	686,724
Lorillard, Inc.	11,000	654,060
Philip Morris International, Inc.	6,519	242,181
		1,582,965
Energy 14.9%
Oil, Gas & Consumable Fuels
Chevron Corp.	22,300	1,572,596
ConocoPhillips	27,474	1,305,839
Devon Energy Corp.	11,900	733,040
ExxonMobil Corp.	27,039	2,067,944
Hess Corp.	2,800	155,708
Marathon Oil Corp.	21,500	585,445
Occidental Petroleum Corp.	8,600	469,130
		6,889,702
Financials 21.0%
Capital Markets 5.2%
Bank of New York Mellon Corp.	30,600	787,644
Lazard Ltd. "A"	26,300	696,950
TD Ameritrade Holding Corp.*	51,900	583,356
The Goldman Sachs Group, Inc.	3,800	306,774
		2,374,724
Commercial Banks 5.0%
BB&T Corp.	15,800	312,682
FNB Corp.	13,800	109,158
PNC Financial Services Group, Inc.	10,742	349,330
SunTrust Banks, Inc.	6,200	76,012
US Bancorp.	15,900	235,956
Wells Fargo & Co.	52,900	999,810
Zions Bancorp.	13,900	207,388
		2,290,336
Consumer Finance 0.6%
Discover Financial Services	41,100	293,865
Diversified Financial Services 3.4%
Bank of America Corp.	33,804	222,430
JPMorgan Chase & Co.	51,752	1,320,194
		1,542,624
Insurance 5.1%
ACE Ltd.	12,400	541,384
Allstate Corp.	27,300	591,591
CNA Financial Corp.	29,800	346,574
Loews Corp.	18,800	458,720
MetLife, Inc.	6,800	195,364
Prudential Financial, Inc.	9,300	239,475
		2,373,108
Thrifts & Mortgage Finance 1.7%
New York Community Bancorp., Inc.	40,700	539,275
People's United Financial, Inc.	16,000	261,760
		801,035
Health Care 13.1%
Biotechnology 2.0%
Amgen, Inc.*	16,600	910,510
Health Care Equipment & Supplies 3.0%
Baxter International, Inc.	18,507	1,085,436
Zimmer Holdings, Inc.*	8,000	291,200
		1,376,636
Pharmaceuticals 8.1%
Abbott Laboratories	17,279	957,948
Johnson & Johnson	7,900	455,751
Merck & Co., Inc.	11,130	317,761
Novartis AG (ADR)	9,800	404,348
Pfizer, Inc.	35,800	521,964
Wyeth	25,560	1,098,313
		3,756,085
Industrials 5.5%
Aerospace & Defense 2.0%
Goodrich Corp.	5,900	228,094
Honeywell International, Inc.	20,359	667,979
		896,073
Commercial Services & Supplies 1.3%
Pitney Bowes, Inc.	27,100	603,246
Industrial Conglomerates 2.2%
General Electric Co.	84,618	1,026,416
Information Technology 6.6%
Communications Equipment 1.5%
Harris Corp.	11,000	476,190
Nokia Oyj (ADR)	16,300	200,001
		676,191
Computers & Peripherals 1.0%
Hewlett-Packard Co.	13,000	451,750
Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	41,900	540,510
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	25,076	189,073
		729,583
Software 2.5%
Microsoft Corp.	29,600	506,160
Symantec Corp.*	44,200	677,586
		1,183,746
Materials 3.8%
Containers & Packaging 3.5%
Owens-Illinois, Inc.*	27,300	518,700
Packaging Corp. of America	35,300	501,260
Pactiv Corp.*	28,500	616,170
		1,636,130
Metals & Mining 0.3%
Alcoa, Inc.	15,200	118,408
Telecommunication Services 8.3%
Diversified Telecommunication Services
AT&T, Inc.	85,592	2,107,275
Frontier Communications Corp.	30,100	244,111
Verizon Communications, Inc.	50,300	1,502,461
		3,853,847
Utilities 7.3%
Electric Utilities 3.5%
FPL Group, Inc.	22,318	1,150,493
Southern Co.	13,500	451,575
		1,602,068
Multi-Utilities 3.8%
Consolidated Edison, Inc.	5,700	232,275
Wisconsin Energy Corp.	34,600	1,542,467
		1,774,742
Total Common Stocks (Cost $61,672,817)		45,129,213

Cash Equivalents 2.4%
Cash Management QP Trust, 1.12% (a) (Cost $1,078,938)	1,078,938	1,078,938
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $62,751,755)+	100.1	46,208,151
Other Assets and Liabilities, Net	(0.1)	(27,118)
Net Assets	100.0	46,181,033
* Non-income producing security.
+ The cost for federal income tax purposes was $64,088,435. At January 31, 2009, net unrealized depreciation for all securities based on tax cost was $17,880,284. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $759,133 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,639,417.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 45,129,213
Level 2	1,078,938
Level 3	—
Total	$ 46,208,151

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $61,672,817)	$ 45,129,213
Investment in Cash Management QP Trust (cost $1,078,938)	1,078,938
Total investments, at value (cost $62,751,755)	46,208,151
Receivable for Fund shares sold	1,143
Dividends receivable	115,484
Interest receivable	1,328
Foreign taxes recoverable	7,641
Due from Advisor	3,772
Other assets	33,868
Total assets	46,371,387
Liabilities
Payable for Fund shares redeemed	86,485
Accrued management fee	33,113
Other accrued expenses and payables	70,756
Total liabilities	190,354
Net assets, at value	$ 46,181,033
Net Assets Consist of
Undistributed net investment income	90,453
Net unrealized appreciation (depreciation) on investments	(16,543,604)
Accumulated net realized gain (loss)	(16,328,553)
Paid-in capital	78,962,737
Net assets, at value	$ 46,181,033

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($22,646,071 ÷ 3,501,163 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.47
Maximum offering price per share (100 ÷ 94.25 of $6.47)	$ 6.86

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,383,905 ÷ 1,295,109 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.47

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,611,346 ÷ 1,949,818 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.47
Class S Net Asset Value, offering and redemption price(a) per share ($2,324,687 ÷ 358,248 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.49
Institutional Class Net Asset Value, offering and redemption price(a) per share ($215,024 ÷ 33,085 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.50
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $958)	$ 1,034,749
Interest — Cash Management QP Trust	16,156
Total Income	1,050,905
Expenses: Management fee	213,339
Administration fee	32,081
Services to shareholders	46,327
Custodian fee	5,964
Distribution and service fees	186,106
Trustees' fees and expenses	1,480
Reports to shareholders	24,602
Registration fees	31,706
Audit and tax fees	31,195
Legal fees	20,481
Other	4,019
Total expenses before expense reductions	597,300
Expense reductions	(97,676)
Total expenses after expense reductions	499,624
Net investment income	551,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(14,987,209)
Change in net unrealized appreciation (depreciation) on investments	(11,923,301)
Net gain (loss)	(26,910,510)
Net increase (decrease) in net assets resulting from operations	$ (26,359,229)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2009 (Unaudited)	Year Ended July 31, 2008
Operations: Net investment income	$ 551,281	$ 1,554,186
Net realized gain (loss)	(14,987,209)	306,118
Change in net unrealized appreciation (depreciation)	(11,923,301)	(19,364,909)
Net increase (decrease) in net assets resulting from operations	(26,359,229)	(17,504,605)
Distributions to shareholders from: Net investment income: Class A	(318,782)	(1,040,228)
Class B	(73,219)	(176,970)
Class C	(114,962)	(323,274)
Class S	(33,592)	(75,382)
Institutional Class	(4,853)	(40,756)
Net realized gains: Class A	(390,628)	(945,789)
Class B	(147,899)	(283,245)
Class C	(225,805)	(529,879)
Class S	(39,852)	(60,418)
Institutional Class	(3,643)	(35,767)
Total distributions	(1,353,235)	(3,511,708)
Fund share transactions: Proceeds from shares sold	2,733,579	6,331,560
Reinvestment of distributions	1,111,783	2,828,957
Cost of shares redeemed	(15,505,865)	(42,330,079)
Redemption fees	333	18
Net increase (decrease) in net assets from Fund share transactions	(11,660,170)	(33,169,544)
Increase (decrease) in net assets	(39,372,634)	(54,185,857)
Net assets at beginning of period	85,553,667	139,739,524
Net assets at end of period (including undistributed net investment income of $90,453 and $84,580, respectively)	$ 46,181,033	$ 85,553,667

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2009[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.04	$ 12.14	$ 12.26	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.19	.25	.29	.39	.25
Net realized and unrealized gain (loss)	(3.46)	(1.92)	1.27	.66	1.16	1.04
Total from investment operations	(3.37)	(1.73)	1.52	.95	1.55	1.29
Less distributions from: Net investment income	(.09)	(.20)	(.26)	(.29)	(.39)	(.18)
Net realized gains	(.11)	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.20)	(.37)	(1.64)	(.81)	(.54)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.47	$ 10.04	$ 12.14	$ 12.26	$ 12.12	$ 11.11
Total Return (%)[d,e]	(33.87)**	(14.66)	12.66	8.31	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	42	71	69	84	70
Ratio of expenses before expense reductions (%)	1.52*	1.33	1.27	1.41	1.32	1.32*
Ratio of expenses after expense reductions (%)	1.23*	1.22	1.16	.97	.95	.95*
Ratio of net investment income (%)	2.05*	1.63	2.06	2.46	3.29	2.60*
Portfolio turnover rate (%)	42**	58	42	61	67	17*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2009[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.05	$ 12.15	$ 12.25	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.10	.15	.20	.29	.17
Net realized and unrealized gain (loss)	(3.47)	(1.92)	1.29	.64	1.17	1.04
Total from investment operations	(3.42)	(1.82)	1.44	.84	1.46	1.21
Less distributions from: Net investment income	(.05)	(.11)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.11)	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.16)	(.28)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.47	$ 10.05	$ 12.15	$ 12.25	$ 12.12	$ 11.10
Total Return (%)[d,e]	(34.20)**	(15.33)	11.91	7.31	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	15	22	22	23	18
Ratio of expenses before expense reductions (%)	2.32*	2.12	2.05	2.18	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.98*	1.98	1.95	1.79	1.77	1.77*
Ratio of net investment income (%)	1.30*	.87	1.27	1.64	2.47	1.78*
Portfolio turnover rate (%)	42**	58	42	61	67	17*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2009[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.04	$ 12.14	$ 12.24	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.10	.16	.20	.29	.17
Net realized and unrealized gain (loss)	(3.46)	(1.92)	1.28	.64	1.17	1.03
Total from investment operations	(3.41)	(1.82)	1.44	.84	1.46	1.20
Less distributions from: Net investment income	(.05)	(.11)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.11)	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.16)	(.28)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.47	$ 10.04	$ 12.14	$ 12.24	$ 12.11	$ 11.09
Total Return (%)[d,e]	(34.12)**	(15.32)	11.93	7.33	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	24	40	41	49	46
Ratio of expenses before expense reductions (%)	2.26*	2.07	2.01	2.16	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.98*	1.97	1.91	1.78	1.76	1.76*
Ratio of net investment income (%)	1.30*	.88	1.31	1.65	2.48	1.79*
Portfolio turnover rate (%)	42**	58	42	61	67	17*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.07	$ 12.17	$ 12.27	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[c]	.10	.22	.27	.29	.26
Net realized and unrealized gain (loss)	(3.47)	(1.93)	1.28	.66	.35
Total from investment operations	(3.37)	(1.71)	1.55	.95	.61
Less distributions from: Net investment income	(.10)	(.22)	(.27)	(.29)	(.32)
Net realized gains	(.11)	(.17)	(1.38)	(.52)	(.15)
Total distributions	(.21)	(.39)	(1.65)	(.81)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.49	$ 10.07	$ 12.17	$ 12.27	$ 12.13
Total Return (%)[d]	(33.79)**	(14.48)	12.86	8.30	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	4	1.68
Ratio of expenses before expense reductions (%)	1.35*	1.19	1.15	1.38	1.42*
Ratio of expenses after expense reductions (%)	.98*	.98	1.02	.97	.95*
Ratio of net investment income (%)	2.30*	1.87	2.20	2.46	3.22*
Portfolio turnover rate (%)	42**	58	42	61	67
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2009[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 12.20	$ 12.27	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.22	.28	.28	.37	.24
Net realized and unrealized gain (loss)	(3.47)	(1.93)	1.29	.65	1.19	1.05
Total from investment operations	(3.38)	(1.71)	1.57	.93	1.56	1.29
Less distributions from: Net investment income	(.10)	(.23)	(.26)	(.28)	(.39)	(.17)
Net realized gains	(.11)	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.21)	(.40)	(1.64)	(.80)	(.54)	(.17)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.50	$ 10.09	$ 12.20	$ 12.27	$ 12.14	$ 11.12
Total Return (%)[d]	(33.81)**	(14.47)	13.05	8.10	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	1	3	2	2	2
Ratio of expenses before expense reductions (%)	1.16*	1.03	.97	1.16	1.12	1.05*
Ratio of expenses after expense reductions (%)	.99*	.96	.92	1.07	1.05	1.05*
Ratio of net investment income (%)	2.28*	1.89	2.30	2.36	3.19	2.50*
Portfolio turnover rate (%)	42**	58	42	61	67	17*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity Income Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $26,667,460 and $38,330,383, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

For the period from October 1, 2007 through November 30, 2008 (through September 30, 2008 for Institutional Class), the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of acquired DWS Funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class S	.97%
Institutional Class	.97%

Effective December 1, 2008 through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of acquired DWS Funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%

Accordingly, for the six months ended January 31, 2009, the Advisor waived a portion of its management fee aggregating $53,066 related to its investment in DWS affiliated mutual funds, and the amount charged aggregated $160,273, which was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $68 of sub-recordkeeping expenses.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2009, the Advisor received an Administration Fee of $32,081, of which $4,164 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2009
Class A	$ 18,073	$ 18,073	$ —
Class B	8,518	8,518	—
Class C	9,555	9,555	—
Class S	2,909	2,909	—
Institutional Class	48	—	48
	$ 39,103	$ 39,055	$ 48

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2009
Class B	$ 43,118	$ 5,657
Class C	67,393	8,951
	$ 110,511	$ 14,608

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2009	Annualized Effective Rate
Class A	$ 38,775	$ 2,556	$ 10,010.23%
Class B	14,322	1,426	4,530.22%
Class C	22,498	1,418	17,168.23%
	$ 75,595	$ 5,400	$ 31,708

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2009 aggregated $52.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2009, the CDSC for Class B shares aggregated $20,442. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,062, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS affiliated mutual funds.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2009, the Fund's custodian fee was reduced by $87 for transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	204,085	$ 1,510,858	358,882	$ 4,172,606
Class B	20,717	150,543	41,147	491,296
Class C	88,460	624,596	48,732	563,739
Class S	56,180	447,582	92,626	1,102,919
Institutional Class	—	—	80	1,000
		$ 2,733,579		$ 6,331,560
Shares issued to shareholders in reinvestment of distributions
Class A	78,658	$ 602,675	136,807	$ 1,610,322
Class B	23,463	176,400	30,722	363,838
Class C	33,962	255,768	55,294	655,584
Class S	8,924	68,444	10,658	125,047
Institutional Class	1,060	8,496	6,248	74,166
		$ 1,111,783		$ 2,828,957
Shares redeemed
Class A	(943,035)	$ (7,820,886)	(2,168,483)	$ (24,339,823)
Class B	(233,266)	(1,856,483)	(370,202)	(4,243,191)
Class C	(580,194)	(4,630,550)	(1,026,661)	(11,459,026)
Class S	(37,547)	(313,237)	(111,748)	(1,289,979)
Institutional Class	(102,373)	(884,709)	(90,169)	(998,060)
		$ (15,505,865)		$ (42,330,079)
Redemption fees		$ 333		$ 18
Net increase (decrease)
Class A	(660,292)	$ (5,707,322)	(1,672,794)	$ (18,556,893)
Class B	(189,086)	(1,529,540)	(298,333)	(3,388,057)
Class C	(457,772)	(3,750,186)	(922,635)	(10,239,687)
Class S	27,557	203,091	(8,464)	(62,013)
Institutional Class	(101,313)	(876,213)	(83,841)	(922,894)
		$ (11,660,170)		$ (33,169,544)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Merger

The Board of Directors and shareholders of the Fund have approved the merger of the DWS Equity Income Fund into the DWS Large Cap Value Fund.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Equity Income Fund (the "Fund") was held on March 27, 2009 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Equity Income Fund ("Equity Income Fund") to DWS Large Cap Value Fund ("Large Cap Fund"), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all the liabilities of Equity Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Income Fund in complete liquidation and termination of Equity Income Fund.

Number of Votes:
For	Against	Abstain
3,447,265.073	131,032.570	286,798.602

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one- and three-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile and 3rd quartile, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2007, and has underperformed its benchmark in the three-year period ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDSX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 860	23338K 704
Fund Number	290	390	690	2490	790

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 31, 2009